                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

/X/   Filed by the Registrant

/ /   Filed by a Party other than the Registrant

Check the appropriate box:

/X/   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MUTUAL FUND TRUST

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

      Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

------------------------------------------------------------------------------

      Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

      Total fee paid:

------------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:


      Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

      Filing Party:

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      Date Filed:

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

                                MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

            JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

                    JPMORGAN TREASURY PLUS MONEY MARKET FUND

                      JPMORGAN FEDERAL MONEY MARKET FUND II

                   JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

                       JPMORGAN PRIME MONEY MARKET FUND II

                       JPMORGAN TAX FREE MONEY MARKET FUND

                  JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

                 JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND

                                                                  May 16, 2001

Dear Shareholder:

            A special meeting of the shareholders of the JPMorgan Funds listed above (the "Funds"), each a series of Mutual Fund Trust (the "Trust"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting your Fund(s) as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

            As you may be aware, The Chase Manhattan Corporation, the former corporate parent of your Fund's investment adviser, has recently completed a merger with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting, shareholders of each Fund will be asked to consider and vote upon (i) the election of a new Board of Trustees, (ii) a proposal to amend a fundamental investment restriction regarding loans and (iii) a proposal that would allow the Trust's Board of Trustees to change a Fund's investment objective without shareholder approval.

            THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS DOCUMENT.

            We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

            We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposals and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

            If your completed proxy card(s) are not received, you may be contacted by officers or employees of JPMorgan Funds, JPMC, its affiliates or other representatives of the Fund(s) or by our proxy solicitor, D. F. King & Co., Inc. D. F. King & Co., Inc., has been engaged to assist your Fund(s) in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card(s) for additional information.

                                                                 Sincerely,



                                                                 Fergus Reid
                                                                 Chairman

WHEN WILL THE SPECIAL MEETING BE HELD?  WHO IS ELIGIBLE TO VOTE?

            The meeting will be held on July 3, 2001, at 9:00 a.m. Eastern time at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Funds. The record date is the close of business on April 6, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

            Your Board of Trustees is recommending that shareholders consider the following proposals:


         PROPOSAL                                                                        FUNDS AFFECTED
         --------                                                                        --------------
         1. To elect the Board of Trustees;                                              All

         2. To approve the adoption of an amended fundamental investment restriction
         regarding loans;                                                                All

         3. To approve the reclassification of the investment objective from
         fundamental to non-fundamental; and                                             All

         4. To transact any other business that may properly come before the Meeting
         or any adjournments thereof.                                                    All

WHO ARE THE NOMINEES TO BE MY TRUSTEES?

            Each of the Nominees currently serves as a Trustee of the Trust or is a Trustee or member of the Advisory Board of other mutual funds in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian. Biographical information for the Nominees is included in the attached proxy statement.

WHY AM I BEING ASKED TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS?

            Currently, the Funds have a fundamental investment restriction (a restriction that may only be changed by a shareholder vote) regarding loans that is different from the restriction regarding loans of certain other JPMorgan Funds. To promote greater efficiency in the management of the Funds, J.P. Morgan Fleming Asset Management (USA) Inc. (the "Adviser") has recommended a standard loan restriction for all Funds that reflects current industry practice, and has recommended a change to the Funds' fundamental restriction involving loans.

            The adoption of the proposed change is not expected to affect materially the way the Funds are managed.

WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF FUND INVESTMENT OBJECTIVES?

            Each of the Fund's investment objectives was adopted as a fundamental policy, and therefore may be changed only by a vote of Fund shareholders. In order to respond more quickly to market or regulatory changes, without the costs associated with a shareholder meeting, it is proposed that the Funds reclassify their investment objectives as non-fundamental. These objectives could then be changed at any time without a vote of Fund shareholders.

HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

            The Board of Trustees unanimously recommends that you vote FOR all of the proposals on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION?

            Please call the number provided in your proxy card(s) for additional information.

                                MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                       ON BEHALF OF ITS FOLLOWING SERIES:

            JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

                    JPMORGAN TREASURY PLUS MONEY MARKET FUND

                      JPMORGAN FEDERAL MONEY MARKET FUND II

                   JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

                       JPMORGAN PRIME MONEY MARKET FUND II

                       JPMORGAN TAX FREE MONEY MARKET FUND

                  JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

                 JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

            NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund II, JPMorgan U.S. Government Money Market Fund, JPMorgan Prime Money Market Fund II, JPMorgan Tax Free Money Market Fund, JPMorgan New York Tax Free Money Market Fund and JPMorgan California Tax Free Money Market Fund (each a "Fund" and each a series of Mutual Fund Trust (the "Trust")), will be held at 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036 on July 3, 2001 at 9:00 a.m., Eastern time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 16, 2001:

            1. To elect the Board of Trustees;

            2. To approve the adoption of an amended fundamental investment restriction regarding loans;

            3. To approve the reclassification of the investment objective from fundamental to non-fundamental; and

            4. To transact any other business that may properly come before the
               Meeting or any adjournments thereof.

            The Board of Trustees of the Trust has fixed the close of business on April 6, 2001 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. The Meeting will be a joint meeting with the meetings of shareholders of all series of the Trust, which meetings are being called for purposes of considering in all cases proposals 1, 2 and 3 above and certain other proposals not applicable to you.

                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                MUTUAL FUND TRUST
                                By Order of the Board of Trustees


                                Lisa Hurley
                                Secretary





Dated: May 16, 2001

                                 PROXY STATEMENT

                                MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                       ON BEHALF OF ITS FOLLOWING SERIES:

            JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

                    JPMORGAN TREASURY PLUS MONEY MARKET FUND

                      JPMORGAN FEDERAL MONEY MARKET FUND II

                   JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

                       JPMORGAN PRIME MONEY MARKET FUND II

                       JPMORGAN TAX FREE MONEY MARKET FUND

                  JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

                 JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2001


                                  INTRODUCTION


            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Mutual Fund Trust (the "Trust") for use at the special meeting of shareholders of the JPMorgan funds listed above to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036 on July 3, 2001 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all series of the Trust, which meetings are being called for purposes of considering in all cases proposals 1, 2 and 3, as described below, and certain other proposals not applicable to you.

            Shareholders of record at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about May 16, 2001.

            The Trust is composed of separate series, including JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund II, JPMorgan U.S. Government Money Market Fund, JPMorgan Prime Money Market Fund II, JPMorgan Tax Free Money Market Fund, JPMorgan New York Tax Free Money Market Fund and JPMorgan California Tax Free Money Market Fund (collectively, the "Funds"). The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust.

            The Trust's principal underwriter is J.P. Morgan Fund
Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

            Set forth below is a summary of the proposals on which the shareholders of each Fund will vote.

                 SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1.  ELECTION OF THE BOARD OF TRUSTEES

         FUND FOR WHICH SHAREHOLDER VOTE IS REQUIRED
         All Funds

PROPOSAL 2.  AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

         FUND FOR WHICH SHAREHOLDER VOTE IS REQUIRED
         All Funds


PROPOSAL 3.  RECLASSIFICATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO
             NON-FUNDAMENTAL

         FUND FOR WHICH SHAREHOLDER VOTE IS REQUIRED
         All Funds

                                  PROPOSAL ONE

                          ELECTION OF BOARD OF TRUSTEES

            It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Trust. All shareholders of any series of the Trust as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in the Trust, you are entitled to vote on this proposal.

            In connection with the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by J.P. Morgan Fleming Asset Management (USA) Inc., which is located at 522 Fifth Avenue, New York, New York 10036 (the "Adviser"), and its affiliates be rationalized in order to obtain additional operating efficiencies by having the same Board of Trustees for all of the Funds. Therefore, the Nominees include certain current Trustees of the Trust and certain current Trustees or members of the Advisory Board of other JPMorgan Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office until his or her successor is chosen or qualified. The Trustees have no reason to believe that any Nominee will be unavailable for election.

            The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

            Certain information concerning the Nominees of the Trust is set forth below:


      NAME OF NOMINEE AND                                                BUSINESS EXPERIENCE AND
     CURRENT POSITION WITH             TRUSTEE                         PRINCIPAL OCCUPATIONS DURING
         FUND COMPLEX                   SINCE    AGE                       THE PAST FIVE YEARS
------------------------------------   -------   ---   -----------------------------------------------------------------------
William J. Armstrong -Trustee           1987     59    Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company.
                                                       Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

Roland R. Eppley, Jr. - Trustee         1989     68    Retired; formerly President and Chief Executive Officer, Eastern States
                                                       Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.;
                                                       formerly Director of The Hanover Funds, Inc.  Address: 105 Coventry Place,
                                                       Palm Beach Gardens, FL 33418.

Ann Maynard Gray - Member of Advisory   Nominee  55    Former President, Diversified Publishing Group and Vice President, Capital
      Board of certain J.P. Morgan                     Cities/ABC, Inc. Address: 1262 Rockrimmon Road, Stamford, CT 06903.
      Funds

Matthew Healey - Trustee of certain     Nominee  63    Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993.
      J.P. Morgan Funds                                Address:  Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton
                                                       Beach, FL 33436.

James J. Schonbachler - Member of       Nominee  58    Retired; Prior to September, 1998, Managing Director, Bankers Trust Company
      Advisory Board of certain J.P.                   and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT
      Morgan Funds                                     Brokerage Corp.  Address: 3711 Northwind Court, Jupiter, FL 33477.


      NAME OF NOMINEE AND                                                BUSINESS EXPERIENCE AND
     CURRENT POSITION WITH             TRUSTEE                         PRINCIPAL OCCUPATIONS DURING
         FUND COMPLEX                   SINCE    AGE                       THE PAST FIVE YEARS
------------------------------------   -------   ---   -----------------------------------------------------------------------
Fergus Reid, III*- Chairman of the      1984     68    Chairman and Chief Executive Officer, Lumelite Corporation, since September
      Trust                                            1985; Trustee, Morgan Stanley Funds.  Address: 202 June Road, Stamford, CT
                                                       06903.

Leonard M. Spalding, Jr.* - Trustee     1998     65    Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.;
                                                       formerly President and Chief Executive Officer of Vista Capital Management;
                                                       and formerly Chief Investment Executive of The Chase Manhattan Private
                                                       Bank.  Address: 2025 Lincoln Park Road, Springfield, KY 40069.

H. Richard Vartabedian* - President     1992     65    Investment Management Consultant; formerly, Senior Investment Officer,
      and Trustee of the Trust                         Division Executive of the Investment Management Division of The Chase
                                                       Manhattan Bank, N.A., 1980-1991.  Address: P.O. Box 296, Beach Road,
                                                       Hendrick's Head, Southport, ME 04576.

* Messrs. Reid and Vartabedian are each deemed to be an "interested person" (as defined in the 1940 Act) because each is an officer of the Trust. Messrs. Spalding and Vartabedian are also deemed to be an "interested person" due to their ownership of equity securities in affiliates of JPMC.

            The Board of Trustees of the Trust met six times during the fiscal year ended October 31, 2000, and each of the Trustees attended at least 75% of the meetings.

            The Board of Trustees of the Trust presently has an Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

            Each current Trustee is reimbursed for expenses in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Each Trustee of the Trust receives a quarterly retainer of $__________ and an additional per meeting fee of $________.

            Set forth below is information regarding compensation paid or accrued during the last calendar year ended December 31, 2000 for each Nominee during such period:

                                                                      PENSION OR RETIREMENT
                                                  COMPENSATION FROM  BENEFITS ACCRUED AS FUND  TOTAL COMPENSATION FROM
                                                       TRUST                EXPENSES               "FUND COMPLEX"(1)
                                                  -----------------  ------------------------  -----------------------
William J. Armstrong, Trustee                     $90,000            $41,781                   $131,781 (10)(3)
Roland R. Eppley, Jr., Trustee                    $91,000            $58,206                   $149,206 (10)(3)
Ann Maynard Gray, Member of Advisory Board of
      certain J.P. Morgan Funds                   NA                 NA                        $75,000 (17)(3)
Matthew Healey, Trustee(2)                        NA                 NA                        $75,000 (17)(3)
Fergus Reid, III, Trustee                         $202,750           $110,091                  $312,841 (10)(3)
James J. Schonbachler - Member of Advisory
      Board of certain J.P. Morgan Funds          NA                 NA                        $75,000 (17)(3)
Leonard M. Spalding, Jr., Trustee                 $89,000            $35,335                   $124,335 (10)(3)
H. Richard Vartabedian, Trustee                   $134,350           $86,791                   $221,141 (10)(3)

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 14 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.

RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

            Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the board of Trustees voted to terminate the Plan and to pay to each Trustee an agreed-upon amount of compensation equal, in the aggregate, to $10.95 million, of which $6.5 million had been previously accrued by the Covered Funds. The remaining $4.45 million was paid by Chase. Mssrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are nominees for Director, received $1,027,673, $800,600, $2,249,437, $463,798 and
$1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees as discussed below.

            Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Mr. Vartabedian has executed a deferred compensation agreement for the 2000 calendar year.

PRINCIPAL EXECUTIVE OFFICERS:

            The principal executive officers of the Trust are as follows:


NAME AND POSITION    AGE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------    ---    -----------------------------------------------------------------------------------------
Martin R. Dean       37     Treasurer and Assistant Secretary.  Vice President, Administration Services, BISYS Fund
                            Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).  Address: 34355
                            Stelzer Road, Columbus, OH 43219.

Lisa Hurley          45     Secretary.  Senior Vice President and General Counsel, BISYS Fund Services, Inc.; formerly
                            Counsel to Moore Capital Management and General Counsel to Global Asset Management and
                            Northstar Investments Management.  Address: 90 Park Avenue, New York, NY  10016.

Vicky M. Hayes       37     Assistant Secretary.  Vice President and Global Marketing Manager, J.P. Morgan Fund
                            Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co.  Address: 1211 Avenue of the Americas, 41st
                            Floor, New York, NY  10081.

Alaina Metz          33     Assistant Secretary.  Chief Administrative Officer, BISYS Fund Services, Inc.; formerly
                            Supervisor, Blue Sky Department, Alliance Capital Management L.P.  Address: 3435 Stelzer Road,
                            Columbus, OH  43219.

RECOMMENDATION OF TRUSTEES

            The Trustees of the Trust voted for the approval of the election of the Nominees as Trustees. If elected, each Trustee will hold office until his or her successor is chosen or qualified except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of two-thirds of all the shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

REQUIRED VOTE

            The affirmative vote of the holders of more than 50% of the voting securities of the Trust present, in person or by proxy, at the Meeting is required to elect a Trustee of the Trust, provided that at least a majority of the outstanding voting securities of the Trust is represented at the Meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of the Trust.

            THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

ACCOUNTANTS

            PricewaterhouseCoopers LLP serves as the Funds' independent accountants, auditing and reporting on the annual financial statements of each Fund and reviewing certain regulatory reports and each Fund's federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so.

            AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund for the last fiscal year was $163,500.

            FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the calendar year ended December 31, 2000 was $1,360,000.

            ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the calendar year ended December 31, 2000 was $25,376,180.

            The Audit Committee of the Trust has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  PROPOSAL TWO

         AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

            The purpose of Proposal 2 is to amend each Fund's fundamental investment restriction regarding loans (the "Restriction"). Each Fund's Restriction may only be changed by a vote of the shareholders of that Fund. The Trustees have considered the Adviser's recommendation to amend the Restriction in order to have it conform to the loan restriction of other JPMorgan Funds.

            The Trustees believe that eliminating the disparities between each Fund's Restriction and the loan restriction of other JPMorgan Funds will enhance the Adviser's ability to respond to changing regulatory and investment conventions, practices and requirements. In addition, the proposed change will allow the Funds greater investment flexibility to respond to future investment opportunities. However, the Adviser does not anticipate that the change will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

            If the proposed change is approved by shareholders of a Fund, that Fund's prospectus and statement of additional information ("SAI") will be revised, as appropriate and as soon as practicable, to reflect the change.

            If approved by shareholders of a Fund, the amended Restriction will remain fundamental to each Fund and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amended Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain in place as a fundamental restriction of that Fund.

CURRENT RESTRICTION

            Each Fund's current Restriction regarding lending states that:

                        A Fund may not make loans, except that a Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

PROPOSED RESTRICTION

            It is proposed that shareholders approve the replacement of the foregoing Restriction with the following amended fundamental Restriction regarding lending:

                        A Fund may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

            The proposed Restriction would permit the Funds to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for a Fund, or because there may be a requirement that a Fund supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, a Fund may take possession of the collateral, with its attendant risks. The Adviser will evaluate the creditworthiness of prospective borrowers to seek to reduce the risk of default.

RECOMMENDATION OF TRUSTEES

            The Trustees have reviewed the potential benefits and detriments associated with the proposed amendment of the Funds' Restriction. The Trustees also considered that the Funds remain subject to specific restrictions under the 1940 Act and the Internal Revenue Code, which limit certain investments and strategies, but do not eliminate risk. The Trustees of the Trust voted to approve the proposed amendment of the Restriction.

REQUIRED VOTE

            The affirmative vote of the holders of "a majority of the outstanding voting securities" of a Fund is required for approval of Proposal 2 regarding that Fund's Restriction. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority").

            THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

                                 PROPOSAL THREE

              RECLASSIFICATION AS NON-FUNDAMENTAL OF THE INVESTMENT
         OBJECTIVE OF EACH FUND WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
                            CLASSIFIED AS FUNDAMENTAL

RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES AS NON-FUNDAMENTAL

            Under the 1940 Act, a Fund's investment objective is not required to be classified as "fundamental". A fundamental investment objective may be changed only by vote of a Fund's shareholders. Nevertheless, the Funds' investment objectives were established as fundamental in response to then current regulatory practices. In order to provide the Adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Adviser proposed, and the Trustees approved, the reclassification from fundamental to non-fundamental of each Fund's investment objective. A non-fundamental investment objective may be changed at any time by the Trustees without approval by a Fund's shareholders.

            For a complete description of the investment objective(s) of your Fund(s), please consult your Fund(s)' prospectus(es). The reclassification from fundamental to non-fundamental will not alter any Fund's investment objective. If at any time in the future, the Trustees approve a change in a Fund's non-fundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

            If the reclassification of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval will continue to be required prior to any change in investment objective.

RECOMMENDATION OF TRUSTEES

            The Trustees have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would inure to the Funds if each Fund's fundamental investment objective was reclassified as non-fundamental. The Trustees of the Trust voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to non-fundamental.

REQUIRED VOTE

            The affirmative vote of the holders of a 1940 Act Majority of a Fund is required to approve the reclassification of that Fund's investment objective from fundamental to non-fundamental.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                                  PROPOSAL 3.

                    VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION

            This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, the Trust may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Trust to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

            Only the shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. The holders of a majority of the shares outstanding of the Fund or the Trust, as applicable, at the close of business on April 6, 2001 present in person or represented by proxy will constitute a quorum for the Meeting. With respect to each Fund, each full share outstanding as of April 6, 2001 is entitled to one vote, and each fraction thereof is entitled to a proportionate share of one vote. The number of shares of all Funds of the Trust outstanding as of the close of business on April 6, 2001 is __________. The number of shares of each Fund outstanding as of the close of business on April 6, 2001 is set forth in Exhibit A.

            If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the shareholders determine to adjourn the Meeting for any other reason, the shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before fore the meeting (or any adjournment thereof).

PROXIES

            All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Proxy Statement. The shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR the Proposals (and therefore will have the effect of a vote against). A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposals (and therefore will have the effect of a vote against).

            A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

            JPMC will pay all of the expenses in connection with the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

            It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

BENEFICIAL OWNERSHIP

            Exhibit B contains information about the beneficial ownership by shareholders of five percent or more of the Trust, and the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares, as of April 6, 2001. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than 1% of each Fund's outstanding Shares and less than 1% of the Trust's outstanding securities.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

            Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to the Trust at (800) 348-4782.

                                 OTHER BUSINESS

            The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

            THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF EACH PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

MAY 16, 2001

                                    EXHIBIT A

                          NUMBER OF SHARES OF EACH FUND
              OUTSTANDING AS OF THE CLOSE OF BUSINESS APRIL 6, 2001


NAME OF FUND                                                NUMBER OF SHARES OF FUND OUTSTANDING
JPMorgan 100% U.S. Treasury Securities Money Market Fund                       _________________
JPMorgan Treasury Plus Money Market Fund                                       _________________
JPMorgan Federal Money Market Fund II                                          _________________
JPMorgan U.S. Government Money Market Fund                                     _________________
JPMorgan Prime Money Market Fund II                                            _________________
JPMorgan Tax Free Money Market Fund                                            _________________
JPMorgan New York Tax Free Money Market Fund                                   _________________
JPMorgan California Tax Free Money Market Fund                                 _________________

                                    EXHIBIT B

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

            As of April 6, 2001, the following shareholders were known to the Trust to own beneficially 5% or more of the shares of the Trust:

                                                        PERCENT OF
                                                        OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER     SHARES OWNED  SHARES OF TRUST


            As of April 6, 2001, the following shareholders were known to the Trust to own beneficially 5% or more of the shares of a Fund:

                                                                   PERCENT OF
                                                                   OUTSTANDING
NAME OF FUND  NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES OWNED  SHARES OF FUND

FORM OF PROXY

Preliminary Proxy Material

                                MUTUAL FUND TRUST

                                     [FUND]

            This proxy is solicited on behalf of the Board of Trustees of Mutual Fund Trust for the Special Meeting of the Shareholders to be held on July 3, 2001.

            The undersigned hereby appoints Peter Eldridge, Joseph Bertini AND Judy Bartlett, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

            NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

            DATE __________ ___, _______

            ----------------------------

            ----------------------------



            Signature(s), Title(s) (if applicable)

            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                                MUTUAL FUND TRUST

                                     [FUND]


            PLEASE INDICATE YOUR VOTE BY AN "X" ON THE APPROPRIATE LINE BELOW.

            This proxy, if properly executed, will be voted in the manner directed by the shareholder.

            IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

            Please refer to the Proxy Statement for a discussion of each Proposal.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH FOLLOWING
                                     PROPOSAL.

            Proposal 1: To approve or disapprove the election of each of the following Nominees: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian.

            For_____                Against_____                Abstain_____

            To withhold authority to vote for any individual Nominee or Nominees, write that Nominee's name or those Nominees' names here:

---------------------------------------------------------------------



            Proposal 2: To approve or disapprove the amended investment restriction regarding loans:

            For_____                Against_____                Abstain_____


            Proposal 3: To approve or disapprove the proposed reclassification of the investment objective from fundamental to non-fundamental:

            For_____                Against_____                Abstain_____